Exhibit 10.5

FOURTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 3

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of January 23, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 3, dated as of September 23, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 3, dated as of June 22, 2016, and that certain Third Amendment to Lease Agreement No. 3, dated as of January 17, 2019 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Center located at 4400 Peytonville Road, Franklin, Tennessee 37064 (the “Sold Property”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Property and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Sold Property.  The Leased Property shall exclude the Sold Property, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Property which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if the Sold Property remained a Property for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Property.

2.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Two Million Four Hundred Four Thousand Eighteen and 00/100ths Dollars ($42,404,018.00), subject to adjustment as provided in Section 3.1.1(b).

3.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-42” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-42” attached hereto and (b) deleting the legal description for the Sold Property from Exhibit A-31 to the Lease and replacing it with “Intentionally deleted”.

4.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Fourth Amendment to Amended and Restated Lease Agreement No. 3]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Fourth Amendment to Amended and Restated Lease Agreement No. 3]

EXHIBITS A-1 through A-42

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	16	3501 Buttermilk Road, Cottondale (Tuscaloosa), AL 35453	2015
A-2		Intentionally deleted
A-3		Intentionally deleted
A-4	26	4265 East Guasti Road, Ontario, CA 91761	2015
A-5	228	2200 Ninth Street, Limon, CO 80828	2015
A-6	154	1875 Meriden-Waterbury Turnpike, Milldale, CT 06467	2015
A-7	247	P.O. Box 638, Baldwin, FL 32234	2015
A-8	258	2995 US Highway 17 South, Brunswick, GA 31525	2015
A-9		Intentionally deleted
A-10	92	505 Truckers Lane R.R. #7, Bloomington, IL 61701	2015
A-11	35	1702 West Evergreen, Effingham, IL 62401	2015
A-12		Intentionally deleted
A-13	173	5930 E. State Road 334, Whitestown, IN 46075	2015
A-14	93	7777 Burlington Pike, Florence, KY 41042	2015
A-15	161	1701 N. University Avenue, Lafayette, LA 70507	2015
A-16	216	5501 O’Donnell St. Cutoff, Baltimore, MD 21224	2015
A-17		Intentionally deleted
A-18	116	6100 Sawyer Road, Sawyer, MI 49125	2015
A-19	51	854 State Highway 80, Matthews, MO 63867	2015
A-20	181	6000 E. Frontage Road, Mill City, NV 89418	2015
A-21	218	Intentionally deleted
A-22	229	1700 U.S. Route 66 West, Moriarty, NM 87035	2015
A-23	210	125 Neelytown Road, Montgomery (Maybrook), NY 12549	2015
A-24	11	6762 St. Rt. 127, Eaton (Dayton), OH 45320	2015
A-25	87	3483 Libbey Road, Perrysburg (Toledo), OH 43551	2015
A-26	36	801 South Council Road, Oklahoma City (East), OK 73128	2015
A-27	183	790 NW Frontage Road, Troutdale, OR 97060	2015
A-28	213	10835 John Wayne Drive, Greencastle, PA 17225	2015
A-29	214	875 N. Eagle Valley Rd., Milesburg, PA 16853	2015
A-30	25	1402 E. Main Street, Duncan (Spartanburg), SC 29334	2015
A-31		Intentionally deleted
A-32	55	7000 I-40 East Whitaker Road, Amarillo, TX 79118	2015
A-33	235	8301 N. Expressway 281, Edinburg, TX 78541	2015
A-34	233	1700 Wilson Road, Terrell, TX 75161	2015
A-35	186	1100 North 130 West, Parowan, UT 84761	2015
A-36	142	10134 Lewison Rd., Ashland, VA 23005	2015
A-37	50	5901 Highway 51, DeForest (Madison), WI 53532	2015
A-38	234	1400 Higley Blvd., Rawlins, WY 82301	2015
A-39	376	1035 West State Road 42, Brazil, IN 47834	2017
A-40	701	715 US 250 East, Ashland, OH	2015
A-41	238	2150-2240 Beltline Blvd., Columbia, SC	2020
A-42	333	160 State Highway 77, Hillsboro, TX	2019

[See attached copies.]

Exhibits A-1 - A-42